UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

MELLON OPTIMA L/S STRATEGY FUND, LLC

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MELLON OPTIMA L/S STRATEGY FUND, LLC

(the “Fund”)

One Boston Place

Boston, Massachusetts 02108

October [    ], 2019

Dear Member:

I am writing to inform you that a Special Meeting (the “Meeting”) of members of the Fund (“Members”) will be held on [MEETING DATE], 2019. The Meeting will be held at the offices of The Bank of New York Mellon Corporation, One Boston Place, Boston, Massachusetts 02108, at 10:00 a.m. (Eastern Time). The formal notice of the Meeting and related materials are enclosed. At the Meeting, Members will vote on a proposal to approve a new sub-investment advisory agreement for the Fund.

As you may know, on July 1, 2019, the assets of the Fund’s sub-investment adviser, Optima Fund Management LLC (“OFM”), were acquired by FWM Acquisition LLC (“FWM Acquisition”), a newly formed subsidiary of FWM Holdings, LLC (“FWM Holdings”), which is the parent company of Forbes Family Trust (the “Optima Transaction”). The Optima Transaction involved a change in control of OFM and therefore constituted an “assignment” of the sub-investment advisory agreement pursuant to which OFM has provided non-discretionary investment advisory services to assist Mellon Hedge Advisors, LLC, the Fund’s investment adviser (“MHA”), in managing the assets of the Fund (the “Prior Agreement”). As required by the Investment Company Act of 1940 (the “1940 Act”), the assignment resulted in the automatic termination of the Prior Agreement with OFM in accordance with its terms. Immediately following the Optima Transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC (“OAM”).

In anticipation of the closing of the Optima Transaction, the Board of Directors of the Fund (the “Board”) approved an interim sub-investment advisory agreement (the “Interim Agreement”) to enable OAM to serve as sub-investment adviser of the Fund following the transaction and to provide all of the services provided by OFM under the Prior Agreement. The Interim Agreement became effective on July 1, 2019. However, the Interim Agreement may remain in effect for a period of not more than 150 days, and a new sub-investment advisory agreement (the “New Agreement”) must be approved by the Board and by Members if OAM is to continue to serve as sub-adviser to the Fund after expiration of the term of the Interim Agreement.

The New Agreement was unanimously approved by the Board, including the separate vote of all of the Directors who are not “interested persons” (as defined by the 1940 Act) of the Fund, at a meeting held on September 12, 2019. Its terms are in all respects materially the same as those of the Prior Agreement, except for the dates of its effectiveness and the expiration of its initial term, and except for the fact that OAM (rather than OFM) will serve as the Fund’s sub-investment adviser. The New Agreement must be approved by Members in order for it to become effective.

The Board carefully considered whether approval of the New Agreement was in the best interests of the Fund and is recommending that the New Agreement be approved by Members at the Meeting. OAM has represented that the Optima Transaction has not resulted in and is not anticipated to result in any change in the nature, quality or scope of services provided to MHA and the Fund. MHA also represented that the Optima Transaction has not resulted in any material short-term impacts on OAM. In addition, OAM has represented that there has been no change in investment processes, or in senior management or key personnel involved in providing Fund-related services, as a result of the Optima Transaction and that no such changes are anticipated. Moreover, the Optima Transaction and the New Agreement do not involve any change in the Fund’s investment objective or investment program or any change in fees payable by the Fund.

The New Agreement will become effective subject to, and effective upon, its approval by Members at the Meeting. In the event Members do not approve the New Agreement, the Board will consider such other actions, including the approval of a sub-investment advisory agreement with a firm other than OAM, as it determines to be in the best interests of the Fund and Members.

The enclosed Proxy Statement describes the proposal to approve the New Agreement in detail and solicits your proxy to be voted at the Meeting on the proposal. We urge you to review carefully the enclosed Proxy Statement.

The Board unanimously recommends that you vote “For” approval of the New Agreement.

Members of record as of the close of business on August 31, 2019 are entitled to notice of and to vote at the Meeting. If you attend the Meeting, you may vote in person. Whether or not you attend the Meeting, you may vote by signing and returning the enclosed proxy card in the postage prepaid envelope that is being provided for your convenience. If after returning your proxy card you wish to change your vote, you may do so by attending and voting at the Meeting or by submitting a new proxy card.

To help you understand the matter upon which Members are being asked to vote, we have attached the following questions and answers regarding the proposal. They are designed to answer questions you may have and to help you cast your vote, and are being provided as a supplement to, not as a substitute for, the Proxy Statement, which we urge you to review carefully.

Your vote is extremely important, even if you only own a small percentage of units of limited liability company interest of the Fund. Voting promptly is also important. If we do not receive enough votes for a quorum at the Meeting or to approve the proposal, we may need to solicit additional proxies from Members, which may delay the Meeting.

Thank you for your cooperation in voting on this important proposal. If you have any questions, please call your BNY Mellon Wealth Management wealth advisor. Or, if your questions relate specifically to proxy matters, please call 1-877-257-0004 (toll free).

Sincerely,

Ted A. Berenblum

President and Chief Executive Officer

Questions and Answers

At the Special Meeting of Members (“Members”) of Mellon Optima L/S Strategy Fund (the “Fund”) to be held on [MEETING DATE], 2019, Members will vote on a proposal relating to the Fund. We recommend that you carefully read the enclosed Proxy Statement, which describes the proposal in detail. The following “Questions and Answers” are provided as a supplement to the Proxy Statement and to answer questions you may have.

What is the proposal about?

Members are being asked to approve a new sub-investment advisory agreement (the “New Agreement”) between Mellon Hedge Advisors, LLC (“MHA”) and Optima Asset Management LLC (“OAM”). The New Agreement has been approved by the Board of Directors of the Fund (the “Board”), but must be approved by Members for it to become effective.

Why is there a need to approve the New Agreement?

On July 1, 2019, the assets of Optima Fund Management LLC (“OFM”), the Fund’s sub-investment adviser, were acquired by FWM Acquisition LLC (“FWM Acquisition”), a newly formed subsidiary of FWM Holdings, LLC (“FWM Holdings”), which is the parent company of Forbes Family Trust (the “Optima Transaction”). The Optima Transaction involved a change in control of OFM and therefore constituted an “assignment” of the sub-investment advisory agreement pursuant to which OFM provided non-discretionary investment advisory services to assist MHA, the Fund’s investment adviser (“MHA”), in managing the assets of the Fund (the “Prior Agreement”). As required by the Investment Company Act of 1940 (the “1940 Act”), the assignment resulted in the automatic termination of the Prior Agreement in accordance with its terms. Immediately following the Optima Transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC (“OAM”).

In anticipation of the closing of the Optima Transaction, the Board, and all of the Directors who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Directors”), considered and unanimously approved an interim sub-investment advisory agreement (the “Interim Agreement”) to enable OAM to serve as sub-investment adviser of the Fund following the Optima Transaction and to provide all of the services provided by OFM under the Prior Agreement. The Interim Agreement became effective on July 1, 2019 and may remain in effect for a period of not more than 150 days.

In order for OAM to continue to serve as sub-investment adviser of the Fund after expiration of the term of the Interim Agreement, the Board and all of the Independent Directors considered at a meeting held on September 12, 2019, and unanimously approved, a new sub-investment advisory agreement between MHA and OAM (the “New Agreement”). The terms of the New Agreement are in all respects materially the same as those of the Prior Agreement, except for the dates of its effectiveness and the expiration of its initial term, and except for the fact that OAM (rather than OFM) will serve as the Fund’s sub-investment adviser. The New Agreement must be approved by Members in order for it to become effective. The Meeting is being held to obtain this approval.

What impact does the Optima Transaction have on the Fund?

Based on information provided to the Board by OAM and MHA, and representations provided to the Board by OAM and MHA, the Board believes that the Optima Transaction will not affect adversely the operations of the Fund or the nature, quality or scope of the sub-investment advisory services provided to MHA and the Fund. OAM has represented that the Optima Transaction has not resulted in and is not anticipated to result in any change in the nature, quality or scope of services provided to MHA and the Fund. MHA also represented that the Optima Transaction has not resulted in any material short-term impacts on OAM. In addition, OAM has represented that there has been no change in investment processes, or in senior management or key personnel involved in providing Fund-related services, as a result of the Optima Transaction and that no such changes are anticipated.

Who will pay the expenses of the Meeting and the solicitation of proxies?

OAM and MHA have agreed to bear all of the expenses of the Meeting and the expenses of soliciting proxies to be voted at the Meeting.

Will BNY Mellon Wealth Management (“BNY Mellon WM”) vote my units of limited liability company interest in the Fund (“Units”) at the Meeting?

Most Units are held by clients of BNY Mellon WM. However, BNY Mellon WM will not vote any Units at the Meeting or decide how any Units are voted.

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If you have retained the right to vote the securities held in your account with BNY Mellon WM, the Fund is asking that you mark, sign, date and return the enclosed proxy card to assure that your Units are voted at the Meeting.

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If you have delegated to BNY Mellon WM sole authority to vote the securities held in your BNY Mellon WM account, the decision on how your Units are voted will be made by an independent proxy voting service that has been retained by BNY Mellon WM for that purpose.

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If BNY Mellon WM shares voting power over the securities in your BNY Mellon WM account with one or more fiduciaries independent of The Bank of New York Mellon Corporation (“BNY Mellon Corporation”), the fiduciary (or fiduciaries) will be furnished with a copy of these proxy materials, including a proxy card, and will be asked to provide voting instructions. However, BNY Mellon WM will rely on the decision of the independent proxy voting service that it has retained to decide how BNY Mellon WM’s voting authority with respect to your Units is exercised. In such cases, Units will be voted “FOR” the proposal to approve the New Agreement only if the independent proxy voting service and each fiduciary having voting power over securities in your account vote “FOR” the proposal.

The independent proxy voting service has been retained by BNY Mellon WM to determine how Units as to which BNY Mellon WM has voting authority are voted at the Meeting in order to avoid a conflict of interest that might otherwise exist. A conflict of interest in determining how to vote Units could be deemed to exist on the part of BNY Mellon WM because: (i) MHA, the Fund’s investment adviser, and BNY Mellon WM are subsidiaries of BNY Mellon Corporation, which through a wholly-owned subsidiary has a minority ownership interest in the parent of OFM; and (ii) BNY Mellon Corporation, as an owner of OFM’s parent, is entitled to receive a portion of the purchase price paid by FWM Holdings to acquire OFM. However, the portion of the purchase price BNY Mellon Corporation is entitled to receive is not based on the amount of assets of the Fund or on the assets of clients of BNY Mellon WM that are, or may in the future be, managed by OAM.

You are being asked to mark, sign, date and return a proxy card either because: (i) you are a Member who has retained voting authority over Units in your BNY Mellon WM account; or (ii) you are a trustee or other fiduciary of a trust or other account that has sole or shared voting authority with respect to Units held by a Member and you are not affiliated with BNY Mellon Corporation.

How does the Board recommend I vote?

The Board recommends that you vote “FOR” the proposal.

MELLON OPTIMA L/S STRATEGY FUND, LLC

(the “Fund”)

One Boston Place

Boston, Massachusetts 02108

1-877-257-0004

NOTICE OF SPECIAL MEETING OF MEMBERS OF THE FUND

To be held on [MEETING DATE], 2019

A Special Meeting (the “Meeting”) of members of the Fund (“Members”) will be held on [MEETING DATE], 2019 at 10:00 a.m. (Eastern time) at the offices of The Bank of New York Mellon Corporation, One Boston Place, Boston, Massachusetts 02108, to consider and act on the following proposal, and to transact such other business as may properly come before the Meeting:

Proposal:        To approve a new Sub-Investment Advisory Agreement between Mellon Hedge Advisors, LLC (“MHA”) and Optima Asset Management LLC (“OAM”) to become effective upon the approval of the agreement by Members.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Members of record at the close of business on August 31, 2019 (“Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Members are entitled to one vote with respect to each unit of limited liability company interest in the Fund (“Unit”) held by the Member as of the Record Date (and a proportionate fractional vote in the case of fractional Units). The Proxy Statement and the Proxy Card are first being mailed to Members on or about October [    ], 2019.

By Order of the Board of Directors,

Ted A. Berenblum

President and Chief Executive

Boston, Massachusetts

October [    ], 2019

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

MELLON OPTIMA L/S STRATEGY FUND, LLC

One Boston Place

Boston, Massachusetts 02108

1-877-257-0004

SPECIAL MEETING OF MEMBERS

To Be Held on [MEETING DATE], 2019

PROXY STATEMENT

This Proxy Statement is being furnished to members (“Members”) of Mellon Optima L/S Strategy Fund, LLC (the “Fund”) by the Board of Directors of the Fund (the “Board”). The Board is soliciting your proxy for use at a Special Meeting of Members (the “Meeting”) to be held at the offices of The Bank of New York Mellon Corporation, One Boston Place, Boston, Massachusetts 02108 on [MEETING DATE], 2019 at 10:00 a.m. (Eastern time). Your proxy may also be voted at any postponements or adjournments of the Meeting.

At the Meeting, Members will vote on a proposal to approve a new sub-investment advisory agreement (the “New Agreement”) between Mellon Hedge Advisors, LLC (“MHA”) and Optima Asset Management LLC (“OAM”) (the “Proposal”).

In addition to soliciting proxies by mail, officers of MHA, the Fund’s investment adviser, and personnel of MHA’s affiliates may solicit proxies by telephone or in person, without special compensation. The costs associated with the solicitation and preparation of the Proxy Statement and the Meeting, are being paid by OAM and MHA.

All properly executed proxies received before the Meeting will be voted at the Meeting and any postponement or adjournment thereof in accordance with the instructions marked thereon or otherwise as provided therein. If no instructions are marked, proxies will be voted “For” the Proposal and will be voted in accordance with the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any postponement or adjournment thereof. Members who execute proxies retain the right to revoke them by written notice received by the Fund at any time before they are voted. In addition, any Member who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. See “Information Concerning the Meeting – Revocation of Proxies and Abstentions.”

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. See “Information Concerning the Meeting–Adjournments.”

The Proxy Statement and the Proxy Card are first being mailed to Members on or about October [    ], 2019.

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The close of business on August 31, 2019 has been fixed as the record date (the “Record Date”) for the determination of Members entitled to notice of and to vote at the Meeting and any postponements or adjournments of the Meeting.

Members are entitled to one vote with respect to each unit of limited liability company interest in the Fund (“Unit”) held by the Member as of the Record Date (and a proportionate fractional vote in the case of fractional Units). As of the close of business on the Record Date, there were 1,837,187.2778 outstanding Units.

This Proxy Statement is first being mailed to Members on or about October [    ], 2019.

Copies of the Fund’s most recent Annual Report to Members and Semi-Annual Report to Members are available upon request, without charge, by calling 1-877-257-0004 or by writing to the Fund at the address listed above. These reports are also available on the SEC’s website at www.sec.gov.

To the knowledge of the Fund, there were no persons who owned of record or beneficially five percent or more of outstanding Units as of the Record Date.

As of the Record Date, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding Units.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The following materials and information relating to this Proxy Statement are available at https://www.proxy-direct.com/bny-30922 by entering the control number that appears on your proxy card: (i) the Proxy Statement and accompanying Notice of Special Meeting of Members; (ii) proxy cards and any other proxy materials; (iii) information on how to obtain directions to attend the Meeting in person; and (iv) a copy of the Fund’s Annual Report to Members for the fiscal year ended March 31, 2019.

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Exhibit 1: Form of New Sub-Investment Advisory Agreement

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PROPOSAL: APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT

Introduction

On July 1, 2019, the assets of the Fund’s sub-investment adviser, Optima Fund Management LLC (“OFM”), were acquired by FWM Acquisition LLC (“FWM Acquisition”), a newly formed subsidiary of FWM Holdings, LLC (“FWM Holdings”), which is the parent company of Forbes Family Trust (the “Optima Transaction”). The Optima Transaction involved a change in control of OFM and therefore constituted an “assignment” of the sub-investment advisory agreement pursuant to which OFM provided non-discretionary investment advisory services to assist Mellon Hedge Advisors, LLC (“MHA”), the Fund’s investment adviser, in managing the assets of the Fund (the “Prior Agreement”). As required by the Investment Company Act of 1940 (the “1940 Act”), the assignment resulted in the automatic termination of the Prior Agreement with OFM in accordance with its terms. Immediately following the Optima Transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC (“OAM”).

In anticipation of the closing of the Optima Transaction, the Board and all of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Directors”), considered and unanimously approved an interim sub-investment advisory agreement (the “Interim Agreement”) to enable OAM to serve as sub-investment adviser of the Fund following the Transaction and to provide all of the services provided by OFM under the Prior Agreement. The Interim Agreement became effective on July 1, 2019 and may remain in effect for a period of not more than 150 days.

In order for OAM to continue to serve as sub-investment adviser of the Fund after expiration of the term of the Interim Agreement, the Board considered and approved a new sub-investment advisory agreement between MHA and OAM (the “New Agreement”) at a meeting held in-person on September 12, 2019. The New Agreement was also approved at that meeting by all of the Independent Directors. The terms of the New Agreement are materially the same as those of the Prior Agreement, except for the dates of its effectiveness and expiration of its initial term, and except for the fact that OAM (rather than OFM) will serve as the Fund’s sub-investment adviser. The New Agreement is subject to approval by Members and will become effective upon such approval. A copy of the New Agreement is contained in Exhibit 1 to this Proxy Statement.

At its meeting, the Board reviewed and considered, among other things, information relating to: FWM Holdings and its affiliates, including OAM; OAM’s and FWM Holdings’ business and personnel; and FWM Holdings’ financial resources. The Board also met with and asked questions of senior personnel of OAM and FWM Holdings and reviewed the terms of the New Agreement. In connection with the Board’s deliberations, the Independent Directors were represented and assisted by independent legal counsel.

Based on information provided to the Board by OAM and MHA, and representations provided to the Board by OAM and MHA, the Board believes that the Optima

Transaction will not affect adversely the operations of the Fund or the nature, quality or scope of the sub-investment advisory services provided to MHA and the Fund. OAM has represented that the Optima Transaction has not resulted in and is not anticipated to result in any change in the nature, quality, or scope of services provided to MHA and the Fund. MHA also represented that the Optima Transaction has not resulted in any material short-term impacts on OAM. In addition, OAM has represented that there has been no change in investment processes, or in senior management or key personnel involved in providing Fund-related services, as a result of the Optima Transaction and that no such changes are anticipated. The Optima Transaction and the New Agreement do not involve any change in the Fund’s investment objective or investment program or any change in fees payable by the Fund.

1940 Act Requirements

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (including as a sub-investment adviser) of a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company, as defined by the 1940 Act. Therefore, the approval of the New Agreement by Members is required in order for it to become effective. In the event that Members do not approve the New Agreement, the Board will consider such other actions, including the approval of a sub-investment advisory agreement with a firm other than OAM, as it determines to be in the best interests of the Fund and Members.

If the New Agreement is approved by Members, it will become effective upon such approval and have an initial term expiring two years from the date of its execution. The New Agreement may continue in effect from year to year after its initial term, provided that each such continuance is approved by: (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and provided that, in either event, such continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.

Information Concerning Optima Asset Management LLC

OAM, located at 10 East 53rd Street, New York, New York 10022, is a private investment firm that specializes in alternative investments, managing approximately $1.4 billion in assets for institutional and high net-worth clients. OAM offers a range of products and capabilities, including multi-manager hedge fund programs, custom advisory services and single-manager hedge funds. It is the successor to the business of OFM and is registered as an investment adviser under the Investment Advisers Act of 1940.

Prior to the Optima Transaction, OFM served as the sub-investment adviser of the Fund pursuant to the Prior Agreement. Mr. D. Dixon Boardman served as managing member of OFM, which was formed in 1988. Optima Group Holdings LLC (“OGH”), a holding company for the OFM group of entities, was the other member of OFM. OGH is controlled by Mr. Boardman and substantially owned by the principals and associates of OFM. Through a wholly-owned subsidiary, The Bank of New York Mellon Corporation (“BNY Mellon Corporation”), the ultimate parent of MHA, holds indirectly an approximate 17% interest in OGH.

OAM is a wholly-owned subsidiary of FWM Holdings, an affiliate of Forbes Family Trust (“FFT”). The offices of FWM Holdings are located at One Tower Bridge, 100 Front Street, Suite 1300, West Conshohocken, Pennsylvania 19428. Following the Optima Transaction, Mr. Boardman was appointed Chief Executive Officer of OAM and Vice Chairman of FFT.

The following chart sets forth the name, address and principal occupation of the senior professionals of OAM:

Name*	Principal Occupation
D. Dixon Boardman	Chief Executive Officer
Geoffrey Lewis	Chief Financial Officer
Michael Spelman	Chief Investment Officer
Yehuda Spindler	Managing Director – Sector Head of U.S. Growth Strategies
Gabriel Chenard-Poirier	SVP – Sector Head of Diversified Strategies
*	The address of each individual listed is 10 East 53rd Street, New York, New York 10022.

Information Concerning FWM Holdings, LLC and Forbes Family Trust

FWM Holdings is a holding company that owns four subsidiary registered investment advisers, including FFT, a multi-family office that specializes in alternative investments, asset allocation, portfolio construction and financial planning. FFT is based in New York, NY and has offices in Philadelphia, PA and Palm Beach, FL. It was founded in 2009 to serve the investment and wealth planning needs of members of the Forbes family and provides investment advisory services to other families and family offices. Wealth Partners Capital Group LLC (“WPCG”) holds a minority equity interest in FWM Holdings and may be deemed to control OAM. WPCG also holds minority equity interests in two other, unaffiliated investment advisory firms and is owned by a diverse group of investors. Investment advisory firms owned by FWM Holdings, including OAM, have in the aggregate in excess of $6.5 billion of client assets under management.

Description of the New Agreement and Prior Agreement

OFM served as the Fund’s sub-investment adviser pursuant to the Prior Agreement with MHA until July 1, 2019. On that date OAM (as successor to the business of OFM) assumed responsibility for serving as sub-investment adviser pursuant to the Interim Agreement. The Prior Agreement, dated as of May 2, 2005, was initially approved by the Board, including all of the then serving Independent Directors, on February 22, 2005, and was approved by vote of the then sole Member of the Fund on May 1, 2005. The Prior Agreement had an initial term of two years and has been continued in effect from year to year thereafter upon the annual approval of the Board, including the separate vote of a majority of the Independent Directors. A discussion regarding the factors considered by the Board in approving the most recent continuance of the Prior Agreement is contained in the Fund’s Annual Report to Members for the fiscal year ended March 31, 2019.

The terms of the Prior Agreement and the New Agreement are described generally below.

Advisory Services. The Fund is a fund of hedge funds that seeks to achieve its investment objective by deploying its assets primarily among a select group of unregistered investment funds (“Investment Funds”) managed by portfolio managers (“Investment Managers”). Under the Prior Agreement, OFM was responsible for making recommendations to MHA of Investment Funds for investment by the Fund, consistent with the Fund’s investment objective, policies and restrictions. In connection with the Investment Manager selection process, OFM was responsible for sourcing and screening new Investment Managers by conducting visits to Investment Managers; assessing their respective investment processes, Investment Fund structures and Investment Fund audited financial statements; performing background checks, reference checks and assessments of operational risk; and reviewing due diligence questionnaires. The Prior Agreement also required OFM to provide various other advisory-related services, including: recommending to MHA how assets of the Fund might be allocated and reallocated among selected Investment Funds; recommending different or additional Investment Funds, from time to time, for investment by the Fund; recommending whether the Fund should make a withdrawal, in whole or in part, from an Investment Fund; providing assistance to MHA in reviewing and completing the relevant Investment Fund private placement documents; preparing quarterly reports for MHA with regard to such evaluations and recommendations; and providing, upon request of MHA, but not less frequently than quarterly, risk management exposure reports on the Fund’s portfolio, including stress tests and analyses of value-at-risk, exposure and market value. The New Agreement requires that OAM provide these same services.

Advisory Fee. In consideration of the services provided by OFM to MHA, MHA paid OFM a monthly fee under the Prior Agreement that was computed at the annual rate of 0.75% of the Fund’s end of month net assets. The same fee will be payable by MHA to OAM under the New Agreement. Pursuant to the Prior Agreement, MHA paid fees of $2,726,369, $2,088,060 and $1,704,065 to OFM for the fiscal years ended March 31, 2017, March 31, 2018, and March 31, 2019, respectively. As was the case under the Prior Agreement, the fees payable pursuant to the New Agreement will be payable by MHA out of the fees MHA receives from the Fund and are not paid by the Fund.

Liability. The Prior Agreement provided that, in the absence of willful misfeasance, bad faith or negligence or reckless disregard of its obligations to the Fund, OFM and any member, director, officer or employee of OFM, or any of their affiliates, would not be liable to the Fund or MHA for any error of judgment, mistake of law or any act or omission by such person in connection with the performance of services to the Fund or MHA. The provisions of the New Agreement relating to liability are the same as those of the Prior Agreement.

Effective Date and Term. The Prior Agreement had an initial term expiring May 1, 2007, and provided for its continuance from year to year thereafter; provided that such continuance was approved at least annually by the vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund, or by the Board, and provided in either case that such continuance was also approved by a majority of the Directors who were not parties to the Prior Agreement or “interested persons” (as defined by the 1940 Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement will become effective upon its approval by Members and has an initial term expiring two years from the date of its execution. The provisions applicable to the continuance of the New Agreement are the same as those of the Prior Agreement.

Termination. The Prior Agreement could be terminated at any time, without payment of any penalty, by the Fund (by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities), by MHA or by OFM on sixty days’ written notice. Under its terms and as required by the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its “assignment” (as defined by the 1940 Act). The Prior Agreement also provided that it would terminate upon termination of the Fund’s investment advisory agreement with MHA. The New Agreement contains the same provisions relating to termination.

Board Consideration of New Agreement

In determining whether to approve the New Agreement and to recommend its approval by Members, the Board requested, received and considered all information it deemed reasonably necessary to evaluate and to assess the terms of the New Agreement and the qualifications and ability of OAM to provide all necessary services to MHA and the Fund and to provide services of a quality at least comparable to the quality of services previously provided to MHA and the Fund by OFM. The Board, which is comprised of a majority of Independent Directors, reviewed various materials furnished to it by OAM, including information regarding: OAM, its affiliates and personnel; OAM’s capability to provide investment advisory services to funds of hedge funds (including those registered under the 1940 Act); OAM’s operations; and the financial resources of FWM Holdings. The Board also considered information provided by MHA and the views of the Fund’s chief compliance officer regarding the qualifications of OAM and OAM’s operational, legal and compliance capabilities, including a report prepared by MHA reflecting the conclusions of its due diligence review of OAM, and met with OAM’s chief compliance officer.

In connection with the Board’s deliberations, the Independent Directors were advised by and received assistance from independent legal counsel. They received the advice of such counsel on various matters relating to consideration of the New Agreement and their responsibilities as Independent Directors. The Independent Directors also met in executive session in determining whether to approve the New Agreement.

At its meeting, the Board met with senior management and other representatives of OAM and FWM Holdings and discussed with them various matters relating to the Fund, OAM and FWM Holdings, including their commitment to maintain the financial, operational and personnel resources necessary to assure the quality of services provided by OAM to MHA and the Fund. These representatives responded to questions of the Directors regarding these matters and the plans of OAM relating to the staffing and resources that would be available to support the various functions required in connection with the services to be provided by OAM under the New Agreement. They represented to the Board that the Optima Transaction has not resulted in and is not anticipated to result in any change in the nature, quality or scope of services provided to MHA and the Fund. In addition, they represented that there has been no change in investment processes, or in senior management or key personnel involved in providing Fund-related services, as a result of the Optima Transaction and that no such changes are anticipated.

The Board also met with representatives of MHA who conducted a due diligence review relating to the Optima Transaction and the operations of OAM and considered the observations and findings of this review concerning various matters, including the experience, operations, systems, compliance infrastructure and staffing of OAM and the qualifications of OAM to serve as sub-investment adviser of the Fund. The MHA representatives responded to questions of the Directors regarding these matters and advised the Board that MHA has not observed or experienced any changes in investment process or in the nature or quality of sub-investment advisory services being provided as a consequence of the Optima Transaction. In addition, MHA advised the Board that MHA believes it is appropriate and in the best interest of the Fund for the Board to approve the New Agreement.

Based on its review, and after careful consideration of the factors discussed below, the Board (including each of the Independent Directors) unanimously determined that continuity and efficiency of sub-investment advisory services required for the Fund’s operations can best be assured by approving the New Agreement. The Board determined that the New Agreement will enable MHA to obtain high quality sub-investment advisory services to assist it in managing the investments of the Fund at a cost that is reasonable and appropriate. It also determined that approval of the New Agreement is in the best interests of the Fund and Members. No single factor was considered in isolation by the Board, nor was any single factor considered by the Board to be determinative to the decision to approve the New Agreement.

In considering the New Agreement, the Board considered the nature, quality and scope of the services provided by OFM and concluded that it can reasonably be expected that OAM will provide services of a similar nature, quality and scope pursuant to the New Agreement. It considered in this regard the facts that the New Agreement requires OAM to provide the same services as were provided by OFM under the Prior Agreement, and that the pertinent provisions of the New Agreement are in all respects materially the same as those of the Prior Agreement. It also considered the fact that the key investment personnel providing services on behalf of OAM are the same persons who provided services on behalf of OFM and that there has not been any change in investment process.

With respect to the fees payable by MHA to OAM under the New Agreement, the Board considered information prepared by Broadridge Financial Solutions (“Broadridge”)

comparing the advisory fees and expense levels of the Fund to those of a peer group of other 1940 Act registered funds of hedge funds identified by MHA: (i) as “long/short equity” funds; or (ii) as having total net assets of up to $500 million. In evaluating the sub-advisory fee, the Board took into account the complexity and quality of the investment management services required by the Fund. Although the fee paid to MHA by the Fund (and from which MHA will pay OAM) is at the high end of peer group asset-based advisory fees, certain of the peer group funds that pay or bear lower advisory fees also pay performance-based fees and several funds in the peer group that have lower advisory fee rates than the Fund pay distribution, management, or servicing fees (in addition to advisory fees), and have expense ratios that are higher than that of the Fund, which does not pay such fees. In this regard, the Board observed that the Fund’s total operating expense ratio puts it near the middle of its peer group, and that some peer group funds with lower expense ratios than the Fund have significantly greater net assets than the Fund. The Board also considered the estimated costs to be incurred by OAM in providing services pursuant to the New Agreement and the expected profits to be realized by OAM in serving pursuant to the New Agreement. In this regard, OAM advised the Board that it expects 2019 profitability to be similar to the 2018 profitability of OFM. The Board concluded on the basis of such information that OAM’s expected profits are not excessive and bear a reasonable relationship to the nature, scope and quality of services expected to be provided.

The Board also considered the investment performance of the Fund. In this regard, it reviewed information prepared by Broadridge comparing the Fund’s performance to the performance of a peer group of 1940 Act registered funds of hedge funds identified as “long/short equity” funds by MHA. In addition, the Board received and considered information comparing the investment performance of the Fund to the performance of private investment funds as reflected by the performance of funds in Morningstar’s Equity Hedge Fund of Funds category. The Board also received and considered information comparing the Fund’s Sharpe Ratio, standard deviation and maximum drawdown to that of the HFRX Equity Hedge Index (“HFRX Index”) and the S&P 500 Index since the Fund’s investment objective is to seek to attempt to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Board concluded that the Fund’s investment performance was reasonable in comparison to its 1940 Act registered fund peers in light of the Fund’s investment objective, requirements of the Internal Revenue Code applicable to the Fund and other relevant factors, notwithstanding that the Fund generally underperformed the selected 1940 Act registered funds of hedge funds peers during the relevant periods, and concluded that the Fund’s performance was satisfactory in comparison to its benchmark index, with the Fund outperforming the HFRX Index for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2019, and outperforming that index by 553 basis points for the period March 1, 2016 through June 30, 2019. The Board also concluded that it is reasonable to expect the same quality of sub-advisory services from OAM as was provided by OFM given the expected continuity of investment personnel and investment approach.

In considering the New Agreement, the Board recognized that economies of scale in costs of providing advisory and sub-advisory services may be realized as a fund’s net assets increase and that it is appropriate to consider whether the advisory fee payable to MHA by the Fund or the sub-investment advisory fee payable to OAM by MHA properly reflects any such economies for the benefit of Members. However, it noted that the net assets of the Fund have been declining as result of repurchases of Units by the Fund and that, based on cost and profitability information provided to the Board, economies of scale in the costs of services did not appear to have been realized in recent years. In addition, as part of its deliberations the Board considered the financial condition and resources of OAM, and concluded that OAM has the resources needed to provide all required services under the New Agreement and to retain and attract qualified personnel to provide those services. It also considered the extent to which OAM might derive benefits in addition to its sub-investment advisory fee as a result of its relationship with the Fund. The Board determined that, although there may be such benefits that may possibly accrue to OAM, such benefits cannot be precisely determined or quantified, and that those benefits are not likely to be economically significant.

Possible alternatives to approval of the New Agreement were also considered by the Board. In addition, in determining whether to approve the New Agreement, the Board was cognizant of the fact that BNY Mellon Corporation, through a wholly-owned subsidiary, has approximately a 17% ownership interest in the parent of OFM and is thus entitled to receive a portion of the purchase price paid by FWM Holdings to acquire OFM and may benefit from the approval by the Board and Members of the New Agreement. In this regard, the Board was informed that the amount BNY Mellon Corporation may receive as a result of the Optima Transaction is not based on the amount of assets of the Fund or on the assets of clients of BNY Mellon WM that are, or may in the future be, managed by OAM.

After consideration of the information and various matters discussed above and consideration of other factors they deemed pertinent, the Board unanimously determined to approve the New Agreement and determined to recommend that it be approved by Members.

Required Vote

Approval of the New Agreement by Members requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of: (i) 67% or more of Units present (in person or represented by proxy) at the Meeting, if the holders of more than 50% of outstanding Units are present or represented by proxy at the Meeting, or (ii) more than 50% of outstanding Units, whichever is less. In the event that Members do not approve the New Agreement, the Board will consider and approve such other actions, including the approval of a sub-investment advisory agreement with a firm other than OAM, as it determines to be in the best interests of the Fund and Members.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW AGREEMENT

INFORMATION CONCERNING THE MEETING

Proxy Solicitation

If you properly mark, execute and return the enclosed proxy card, and your proxy is not subsequently revoked, your vote will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast “FOR” the approval of the New Agreement. Your vote will be cast in the discretion of the proxy holders on any other matters that may properly come before the Meeting, including, but not limited to, proposing and voting on any postponement or adjournment of the Meeting. If BNY Mellon Wealth Management or one or more fiduciaries independent of BNY Mellon Wealth Management have voting authority over securities held in your account (including Units), your Units will be voted as described under “Information Concerning the Meeting–Voting of Units by BNY Mellon WM and Fiduciaries of Members.”

Revocation of Proxies and Abstentions

A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting a written notice of revocation; (ii) submitting a subsequently executed proxy; or (iii) attending the Meeting and voting in person.

If a proxy (i) is properly executed and returned marked with an abstention or (ii) represents a nominee “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) (collectively, “abstentions”), the Units represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a proxy is properly executed and returned and is marked with an abstention, the proxy will not be voted on the Proposal. Abstentions will have the same effect as a vote “Against” the Proposal.

Quorum Requirements

A quorum of Members is necessary to properly convene the Meeting. The presence at the Meeting in person or by proxy of Members holding a majority of Units outstanding as of the Record Date constitutes a quorum.

Adjournments

If a quorum is not present at the Meeting or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. The Meeting may be postponed or adjourned by action of Members present at the Meeting in person or by proxy holding a majority of the Units eligible to be cast by such Members. If a postponement of the Meeting is proposed because a quorum is not present, the persons named as proxies will vote all proxies they are entitled to vote in favor of a postponement. If a quorum is present and an adjournment is proposed, the persons named as proxies will vote all proxies they are entitled to vote in favor of such adjournment, except that proxies required to be voted “Against” the Proposal will be voted against such adjournment. At any adjournment of the Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Meeting originally called.

Voting of Units by BNY Mellon WM and Fiduciaries of Members

Most Members are clients of BNY Mellon Wealth Management (“BNY Mellon WM”). Although voting power with respect to securities held in the accounts of certain clients of BNY Mellon WM is vested with fiduciaries of those clients who are independent of The Bank of New York Mellon Corporation (“BNY Mellon Corporation”), BNY Mellon WM normally has voting power with respect to securities held in its client accounts, including Units. Because the Fund is affiliated with BNY Mellon WM, BNY Mellon WM will not vote any Units held in its client accounts at the Meeting or decide how any Units are voted. Accordingly, BNY Mellon WM has informed the Fund that voting of Units held in BNY Mellon WM accounts will be conducted as follows:

●

If you have retained the right to vote the securities held in your account with BNY Mellon WM, the Fund is asking that you mark, sign, date and return the enclosed proxy card to assure that your Units are voted at the Meeting.

●

If you have delegated to BNY Mellon WM sole authority to vote the securities held in your BNY Mellon WM account, the decision on how your Units are voted will be made by an independent proxy voting service that has been retained by BNY Mellon WM for that purpose.

●

If BNY Mellon WM shares voting power over the securities in your BNY Mellon WM account with one or more fiduciaries independent of BNY Mellon Corporation, the fiduciary (or fiduciaries) will be furnished with a copy of these proxy materials, including a proxy card, and will be asked to provide voting instructions. However, BNY Mellon WM will rely on the decision of the independent proxy voting service that it has retained to decide how BNY Mellon WM’s voting authority with respect to your Units is exercised. In such cases, Units will be voted “FOR” the proposal to approve the New Agreement only if the independent proxy voting service and each fiduciary having voting power over securities in your account vote “FOR” the proposal.

The independent proxy voting service has been retained by BNY Mellon WM to determine how Units as to which BNY Mellon WM has voting authority are voted at the Meeting in order to avoid a conflict of interest that might otherwise exist. A conflict of interest in determining how to vote Units could be deemed to exist on the part of BNY Mellon WM because: (i) MHA, the Fund’s investment adviser, and BNY Mellon WM are subsidiaries of BNY Mellon Corporation, which through a wholly-owned subsidiary has a minority ownership interest in the parent of OFM; and (ii) BNY Mellon Corporation, as an owner of OFM’s parent, is entitled to receive a portion of the purchase price paid by FWM Holdings to acquire OFM.

If you have any questions regarding these proxy voting procedures, please call toll-free at 1-877-257-0004.

Method of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement, the attached Notice of a Special Meeting of Members and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation and the Meeting, will be borne by OAM and MHA. In addition to soliciting proxies by mail, officers of MHA, the Fund’s investment adviser, and personnel of MHA’s affiliates may solicit proxies by telephone or in person, without special compensation. Members who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of BNY Mellon WM or the Fund in an effort to urge them to vote.

Householding

If you have previously given the Fund consent to do so, the Fund may send a single Proxy Statement (with a proxy card for each account subject to the consent) to your residence for you and any other Member of your household who has an account with the Fund. If you wish to revoke your consent to this practice, you may do so by notifying the Fund, by phone or in writing by using the telephone number and address on page 1 of this Proxy Statement. If you notify the Fund that you wish to revoke such consent, the Fund will begin mailing separately future proxy statements and reports to Members, if any, to you within 30 days after receiving your notice.

Other Business

The only matter that the Board intends to present at the Meeting is the proposal set forth in the attached Notice of Special Meeting of Members and discussed in this Proxy Statement. If any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, other than a vote to adjourn the Meeting (which is discussed above under “Information Concerning the Meeting–Adjournments”), it is the intention of the persons named in the enclosed proxy card or their designees to vote proxies in accordance with their best judgment on such matters.

Proposals by Members

The Fund is not required to hold annual meetings of Members and does not currently intend to hold any annual meetings. Any proposals of Members to be presented at any next meeting of Members, whenever held, must be received at the Fund’s principal executive offices, at One Boston Place, 024-0071, Boston, Massachusetts 02108, a reasonable time prior to the solicitation on behalf of the Board of proxies for any such meeting. The submission by a Member of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Member proposals are subject to certain regulations under the federal securities laws.

Communication with the Board

Members wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at the principal office of the Fund. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Appraisal Rights

Members do not have any appraisal rights in connection with the Proposal.

Results of Voting

Members will be informed of the results of voting at the Meeting in the annual report of the Fund for the period ended March 31, 2020, which will be sent to Members on or before May 30, 2020.

Information about the Fund’s Service Providers

Mellon Hedge Advisors, LLC serves as the Fund’s investment adviser and is located at One Boston Place, Boston, Massachusetts 02108.

Optima Asset Management LLC serves as the Fund’s sub-investment adviser and is located at 10 East 53rd Street, 29th Floor, New York, New York 10022.

The Bank of New York Mellon serves as custodian of the assets of the Fund and is located at 135 Santilli Highway, Everett, MA 02149. For the fiscal year ended March 31, 2019 the Fund paid BNYM $22,800 in fees and expenses for custody services.

SEI Global Services, Inc. (“SEI”) serves as the Fund’s administrator and transfer agent and is located at One Freedom Valley Drive, Oaks, PA 19456. For the fiscal year ended March 31, 2019, the Fund paid SEI $291,214.29 in fees for administrative and transfer agency services.

The Fund has no principal underwriter or placement agent. Only clients of BNY Mellon WM may purchase Units.

PROXY

MELLON OPTIMA L/S STRATEGY FUND, LLC

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF MEMBERS TO BE HELD

ON [                ], 2019

The undersigned member of Mellon Optima L/S Strategy Fund, LLC (the “Fund”) hereby appoints [        ] and [        ], jointly and severally, as attorneys and proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote on behalf of the undersigned all units of limited liability company interest in the Fund (“Units”) the undersigned is entitled to vote at the Special Meeting of Members of the Fund to be held on [                ], 2019 at the offices of The Bank of New York Mellon, One Boston Place, Boston, Massachusetts 02108, at 10:00 a.m. Eastern Time and at any postponements or adjournments thereof. The undersigned acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote Units as indicated herein and, in their discretion, on such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE MEETING: The Proxy Statement is available at https://www.proxy-direct.com/bny-30922.

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

The Board of Directors recommends a vote “FOR” the proposal listed below.

PROPOSAL: To approve a new Sub-Investment Advisory Agreement between Mellon Hedge Advisors, LLC and Optima Asset Management LLC to become effective upon the approval of the agreement by Members.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

In their discretion the proxies are authorized to vote on such other matters as may properly come before the Meeting or any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

If this proxy is properly executed and received prior to the meeting, the Units represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted “FOR” the Proposal. Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title.1 If shares are held jointly, each holder should sign.

Name of Member:

Number of Units as of [Insert Record Date]:

Authorized Signature
Title:

Authorized Signature
Title:

Dated:

YOUR VOTE IS IMPORTANT, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT USING THE ENCLOSED ENVELOPE.

1  If multiple executors, trustees or other fiduciary have voting authority with respect to Units represented by this proxy, Units will be voted in the manner described in the Proxy Statement.

2

EXHIBIT 1

FORM OF NEW AGREEMENT

Exhibit 1-1

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [    ] day of [November], 2019, between Mellon Hedge Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Optima Asset Management LLC, a Delaware limited liability company (the “Sub-Investment Adviser”).

WITNESSETH:

WHEREAS, Mellon Optima L/S Strategy Fund, LLC, a Delaware limited liability company (the “Fund”), is engaged in business as a closed-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated as of May 2, 2005 (the “Investment Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment advisory services to the Fund; and

WHEREAS, the Adviser desires to retain the Sub-Investment Adviser to furnish certain investment advisory services relating to the management of the investments of the Fund, and the Sub-Investment Adviser is willing to furnish such services; and

WHEREAS, this Agreement has been approved by the Board of Directors of the Fund (the “Board”) and by a separate vote of a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval;

NOW, THEREFORE, it is hereby agreed among the parties hereto as follows:

1.	Appointment of the Sub-Investment Adviser.

The Adviser hereby appoints the Sub-Investment Adviser to act as sub-investment adviser of the Fund for the period and on the terms herein set forth. The Sub-Investment Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Investment Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Adviser or the Fund in any way nor shall it otherwise be deemed an agent of the Adviser or the Fund.

2.	Duties of the Sub-Investment Adviser.

(a)	Subject always to the direction and supervision of the Board and the Adviser, and subject also to the provisions of the Fund’s Limited Liability Company

Agreement, as the same may be amended from time to time (the “LLC Agreement”), the 1940 Act and the Advisers Act, the Sub-Investment Adviser will make recommendations to the Adviser of eligible unregistered investment funds (generally referred to as “hedge funds” and defined for purposes of this Agreement as “Investment Funds”) for investment by the Fund consistent with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s Confidential Memorandum (the “Memorandum”). The Adviser agrees to notify the Sub-Investment Adviser in writing of any changes in the Fund’s objective, policies or restrictions that may occur from time to time.

(b)	In furtherance of and subject to the foregoing, the Sub-Investment Adviser will, among other matters:

(1)

on an ongoing basis, source and screen new Investment Managers (as defined in the Memorandum) by conducting visits to Investment Managers; assessing their respective investment processes, Investment Fund structures and Investment Fund audited financial statements; performing background checks, reference checks and assessments of operational risk; and reviewing due diligence questionnaire in accordance with each Investment Manager’s policies and procedures as provided to the Sub-Investment Adviser;

(2)

on an ongoing basis, evaluate the weekly performance of the Investment Funds selected by the Adviser in accordance with the policies of each Investment Manager for investment by the Fund based on the recommendation of the Sub-Investment Adviser pursuant to this Agreement;

(3)	recommend to the Adviser how funds might be allocated and reallocated among selected Investment Funds based on the investment objectives, policies and restrictions outlined by the Adviser;

(4)	recommend different or additional Investment Funds, from time to time, for investment by the Fund;

(5)	recommend whether the Fund should make a withdrawal, in whole or in part, from an Investment Fund;

(6)	provide assistance to the Adviser in reviewing and completing the relevant Investment Fund private placement documents;

(7)

prepare quarterly reports with regard to such evaluations and recommendations for the Adviser in such format and upon such greater frequency as the Adviser and the Sub-Investment Adviser may from time to time agree; and

(8)

provide upon request of the Adviser, but not less frequently than quarterly, risk management exposure reports on the Fund’s portfolio, including stress tests and analyses of value-at-risk, exposure and market value.

(c)

The Sub-Investment Adviser, and any affiliates thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

(d)

The Sub-Investment Adviser shall bear all expenses necessary to perform its obligations under this Agreement. The Fund and the Adviser assume and shall pay or cause to be paid certain other expenses of the Fund as set forth in the Investment Advisory Agreement.

3.	Compensation of the Sub-Investment Adviser.

(a)

The Sub-Investment Adviser shall not be entitled to receive any payment from the Fund, and the Sub-Investment Adviser agrees to look solely and exclusively to the Adviser for payment of all fees for the services hereunder. As full compensation for the services rendered by the Sub-Investment Adviser under this Agreement, the Adviser agrees to pay to the Sub-Investment Adviser a monthly fee computed at the annual rate of 0.75% of the Fund’s “net assets” as of the close of business on the last business day of the month to which the Sub-Investment Adviser’s fee relates, before adjustment for any repurchase of interests to be made on such date for the month, and excluding assets attributable to the capital account, if any, of the Adviser. “Net Assets” shall for this purpose mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The compensation payable to the Sub-Investment Adviser hereunder will be payable in arrears within 10 calendar days of receipt of the fee payable to the Adviser by the Fund pursuant to the Investment Advisory Agreement.

(b)

The Adviser’s obligation to make any monthly fee payment to the Sub-Investment Adviser hereunder shall be conditioned upon the prior receipt by the Adviser of its advisory fee for such month from the Fund pursuant to the Investment Advisory Agreement.

(c)

The compensation payable to the Sub-Investment Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

4.	Limitation of Liability of the Sub-Investment Adviser.

Neither the Sub-Investment Adviser nor any member, director, officer or employee of the Sub-Investment Adviser, or any of their affiliates, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund in connection with the performance of services to the Adviser and the Fund; provided, however, that nothing herein contained shall be construed to protect the Sub-Investment Adviser or any such other person against any liability to the Adviser or the Fund by reason of the Sub-Investment Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of the Sub-Investment Adviser’s disregard of its obligations and duties under this Agreement.

5.	Term and Termination.

(a)

This Agreement shall become effective on the date of its approval by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until [December 31], 2020 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually: (i) by either the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) by vote of a majority of the directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)

Notwithstanding Section 6(a), this Agreement may be terminated at any time without the payment of any penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser or the Sub-Investment Adviser, on sixty days’ written notice to the Fund and the parties to this Agreement.

(c)

This Agreement shall automatically and immediately terminate: (i) in the event of its “assignment” as defined by the 1940 Act and the rules thereunder; or (ii) upon termination of the Investment Advisory Agreement.

6.	Limitation of Liability.

It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the directors, members, nominees, officers, agents or employees of the Fund, personally, but shall bind only the property of the Fund as provided in this Agreement.

7.	Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to choice of law principles thereof.

8.	Notice.

Each notice relating to this Agreement shall be in writing and shall be delivered in person or by registered or certified mail, private courier, facsimile transmission or other electronic means. Notices to the Adviser and the Fund shall be addressed to One Boston Place, 024-0071, Boston, Massachusetts 02108. Notices to the Sub-Investment Adviser shall be addressed to 10 East 53rd Street, 29th Floor, New York, New York 10022. Unless otherwise specifically provided in this Agreement, a notice given in accordance with the foregoing shall be deemed to have been effectively given when mailed by registered or certified mail, return receipt requested, or by private courier to the proper address, or when delivered in person. Any notice sent by facsimile transmission or other electronic means shall be deemed to be given when sent.

9.	Miscellaneous.

This Agreement may be executed in counterparts, each of which may be deemed to be an original, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MELLON HEDGE ADVISORS, LLC

Attest:

By:

Its:

OPTIMA ASSET MANAGEMENT LLC

Attest:

By:

Its: